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                                                                    Exhibit 10.2


                 SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
                           NOTE AGREEMENT AND CONSENT

THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED

NOTE AGREEMENT AND CONSENT (this "AMENDMENT"), dated as of June 1, 2000, is made by and among The Peregrine Real Estate Trust, formerly known as Commonwealth Equity Trust and d.b.a. WinShip Properties (the "COMPANY") and each of the noteholders party to the Senior Credit Agreement (as defined below) (individually, a "NOTEHOLDER" and, collectively, the "NOTEHOLDERS").

                                 R E C I T A L S

WHEREAS, the Company and the Noteholders are parties to the Second Amended and Restated Note Agreement dated as of September 27, 1994 (as amended by that certain First Amendment dated as of February 16, 1995, Second Amendment dated as of December 4, 1997, Third Amendment dated as of May 1, 1998, Fourth Amendment dated as of June 30, 1998 and Fifth Amendment dated as of February 15, 1999, the "SENIOR CREDIT AGREEMENT"); and

WHEREAS, the Noteholders wish to amend the Senior Credit Agreement upon the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders agree to amend the Senior Credit Agreement as follows:


     DEFINED TERMS. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Senior Credit Agreement.

     AMENDMENT TO SECTION 2.3(B) OF THE SENIOR CREDIT AGREEMENT. SECTION 2.3(B) of the Senior Credit Agreement is hereby amended to read in its entirety as follows:

               "(b) Payment of Interest; Interest Deferral Notes. Interest on the Notes is payable quarterly commencing October 1, 1994. Interest shall be computed on the basis of a 360 day year/actual days elapsed. If (i) Company does not achieve positive Net Cash Flow for the most recent three month consecutive period of the Company for which financial statements are available preceding the applicable interest payment date or (ii) the Company is otherwise prohibited from making an interest payment on the Notes pursuant to the provisions of SECTION
          7.12 of the New Credit Line as in effect on the date hereof, the Company shall, and at any other time, at the option of the Company, the Company may, in lieu of paying interest on the Notes in cash, execute and deliver to each Noteholder on or before any interest payment date, one or more promissory notes in the form of the


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          promissory note attached hereto as EXHIBIT C (each of which shall be an "Interest Deferral Note") in a principal amount equal to the sum of interest due to such Noteholder on such interest payment date and maturing on the Maturity Date. Each Interest Deferral Note shall bear interest at a rate of 8.5% per annum and, on overdue payments, at the Default Rate as provided in SECTION 2.3(D). If, upon occurrence of the events set forth in this SECTION 2.3(b), Company delivers Interest Deferral Notes to any Noteholder, Company shall deliver Interest Deferral Notes to all Noteholders and shall not pay cash interest to any Noteholder."

     FORM OF INTEREST DEFERRAL NOTE. The Form of Interest Deferral Note attached to the Senior Credit Agreement as Exhibit C shall be amended to read in its entirety as set forth in Annex A attached hereto.

     REPRESENTATIONS AND WARRANTIES. Each of the parties hereto represents and warrants that (a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on behalf of such party and (b) this Amendment constitutes the legal, valid and binding obligation of such party. The Company represents and warrants to the Noteholders that prior to and after giving effect to this Amendment, no Default or Event of Default has or shall have occurred and be continuing.

     EFFECT OF AMENDMENT. The Senior Credit Agreement is modified only by the express provisions of this Amendment, and shall otherwise remain in full force and effect and is hereby ratified and confirmed by the Company in all respects.

     WAIVER OF SHAREHOLDER AND TRUSTEE LIABILITY. This Amendment is made by the undersigned, not individually, but in his capacity as Chief Executive Officer of the Company and Trustee under that certain Restated Declaration of Trust of the Company, and is hereby made a part hereof, and is enforceable only against, and is payable out of, the Company property held thereunder, and any and all personal liability of the Trustees, their duly authorized agents, and the shareholders of the Company is expressly waived.

     ENTIRE AGREEMENT. This Amendment constitutes the complete agreement of the parties with respect to the subject matters referred to in this Amendment and supersedes all prior or contemporaneous negotiations, promises, covenants, agreements or representations of every nature whatsoever with respect to such subject matters, all of which become merged and finally integrated into this Amendment.

     ADDITIONAL ASSURANCES. The parties agree that they shall take such actions and execute and deliver such documents as are reasonably required to effectuate the purposes of this Amendment, including, without limitation, executing and delivering such reconveyance and termination documentation as is required to release any and all liens securing the obligations under the Senior Credit Agreement.

     SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties to this Amendment and their respective successors and permitted assigns.

     GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF


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     THE STATE OF CALIFORNIA. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY
     SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA AND OF ANY CALIFORNIA STATE COURT SITTING IN LOS ANGELES, CALIFORNIA, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT. EACH OF THE PARTIES TO THIS AMENDMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart.


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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.



                                    COMPANY

                                    THE PEREGRINE REAL ESTATE TRUST,
                                    (aka Commonwealth Equity Trust, and d.b.a.
                                    WinShip Properties)


                                    By: /s/ ROGER D. SNELL
                                        -------------------------------------
                                        Name:   Roger D. Snell
                                        Title:  President and Chief Executive
                                                Officer

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                                   NOTEHOLDERS


                                 TCW SPECIAL CREDITS FUND IV


                                   By:   TCW Special Credits,
                                   Its:  General Partner

                                         By:  TCW Asset Management Company,
                                         Its: Managing General Partner


                                   By:  /s/ RICHARD MASSON
                                        --------------------------------------
                                        Name: Richard Masson
                                        Title: Authorized Signatory


                                   By:  /s/  MATTHEW S. BARRETT
                                        --------------------------------------
                                        Name: Matthew S. Barrett
                                        Title: Authorized Signatory


                                 TCW SPECIAL CREDITS PLUS FUND


                                   By:  TCW Special Credits,
                                   Its:  General Partner

                                         By:  TCW Asset Management Company,
                                         Its: Managing General Partner


                                   By: /s/ RICHARD MASSON
                                       ---------------------------------------
                                       Name: Richard Masson
                                       Title: Authorized Signatory


                                   By: /s/  MATTHEW S. BARRETT
                                       ---------------------------------------
                                       Name: Matthew S. Barrett
                                       Title: Authorized Signatory


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                                   TCW SPECIAL CREDITS TRUST IV


                                   By: Trust Company of the West, Trustee


                                   By:  /s/ RICHARD MASSON
                                        --------------------------------
                                        Name: Richard Masson
                                        Title: Authorized Signatory


                                   By: /s/  MATTHEW S. BARRETT
                                       ---------------------------------------
                                       Name: Matthew S. Barrett
                                       Title: Authorized Signatory



                                   TCW SPECIAL CREDITS TRUST IVA


                                   By:   Trust Company of the West, Trustee


                                   By:  /s/ RICHARD MASSON
                                        --------------------------------
                                        Name: Richard Masson
                                        Title: Authorized Signatory


                                   By: /s/  MATTHEW S. BARRETT
                                       ---------------------------------------
                                       Name: Matthew S. Barrett
                                       Title: Authorized Signatory



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                                   OCM REAL ESTATE OPPORTUNITIES FUND A, L.P.


                                   By:  Oaktree Capital Management, LLC
                                   Its:  General Partner


                                         By: /s/ RICHARD MASSON
                                             ---------------------------------
                                             Name: Richard Masson
                                             Title: Principal


                                         By: /s/ LISA ARAKAKI
                                             --------------------------------
                                             Name: Lisa Arakaki
                                             Title: Assistant Vice President-
                                                    Legal



                                   OCM REAL ESTATE OPPORTUNITIES FUND B, L.P.


                                   By:  Oaktree Capital Management, LLC
                                   Its:  General Partner


                                         By: /s/ RICHARD MASSON
                                             ---------------------------------
                                             Name: Richard Masson
                                             Title: Principal


                                         By: /s/ LISA ARAKAKI
                                             --------------------------------
                                             Name: Lisa Arakaki
                                             Title: Assistant Vice President-
                                                    Legal


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                                   GRYPHON DOMESTIC VII, LLC SEPARATE ACCOUNT


                                   By:  Oaktree Capital Management, LLC
                                   Its:  Investment Manager


                                         By: /s/ RICHARD MASSON
                                             ---------------------------------
                                             Name: Richard Masson
                                             Title: Principal


                                         By: /s/ LISA ARAKAKI
                                             --------------------------------
                                             Name: Lisa Arakaki
                                             Title: Assistant Vice President-
                                                    Legal


                                   WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST

                                         By:  TCW Special Credits,
                                         Its:  Investment Manager

                                         By:  TCW Asset Management Company
                                         Its:   Managing General Partner


                                         By: /s/ RICHARD MASSON
                                             ---------------------------------
                                             Name: Richard Masson
                                             Title: Authorized Signatory


                                         By: /s/  MATTHEW S. BARRETT
                                             ---------------------------------
                                             Name: Matthew S. Barrett
                                             Title: Authorized Signatory


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